File Number: 333-62166
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   April 2, 2007


                         Pioneer Global High Yield Fund
           Supplement to the March 1, 2007 (as revised March 19, 2007)
              Class A, B, C Shares and Class Y Shares Prospectuses


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Andrew Feltus, assisted by Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.



                                                                   20690-00-0407
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC